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Behringer Harvard Mid-Term Value Enhancement Fund I LP

BehringerHarvard
MID-TERM VALUE ENHANCEMENT FUND I LP

Third Quarter Report

Quarter ended September 30, 2009




AIR SYSTEM COMPONENTS

(Left) **Parkway Vista,** *Dallas (Plano), TX;* (Right) **ASC Building,** *Dallas (Richardson), TX*

Third Quarter Overview

- The portfolio's occupancy rate remains strong, ending the third quarter of 2009 at 95% leased compared to 94% at the end of the third quarter last year.
- The property at 2800 West Mockingbird remains 100% leased through September 2010, but we have listed the asset for sale or lease with a local Dallas broker that specializes in the property's sub-market.
- We have entered into negotiations with Air System Components (ASC) for the renewal of their lease at 1401 N. Plano Road.
- At Parkway Vista, we have signed two leases with two different chiropractic practices totaling almost 5,000 square feet, increasing occupancy at this property to 73%.

Financial Highlights

Some numbers have been rounded for presentation purposes.

(in thousands)	*3 mos. ended Sep. 30, 2009*	*9 mos. ended Sep. 30, 2009*
Rental revenue	$ 958	$ 2,963
Net operating income[1]	$ 569	$ 1,725

(in thousands)	*As of Sep. 30, 2009*
Total assets	$ 28,019
Total liabilities	$ 1,214

Investor Information

A copy of the Partnership's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission, is available without charge at www.sec.gov or by written request to the Partnership at its corporate headquarters. You may also elect to sign up for electronic delivery by visiting behringerharvard.com and selecting the option to "Go Paperless" at the top of the home page. For additional information about Behringer Harvard and its real estate programs, please contact us at 866.655.3650.

Consolidated Balance Sheets

(in thousands)	*As of Sep. 30, 2009*	*As of Dec. 31, 2008*
Assets		
Real estate		
Land	$ 5,682	$ 5,682
Buildings and improvements, net	14,756	15,146
Total real estate	20,438	20,828
Cash and cash equivalents	4,663	6,247
Accounts receivable, net	477	370
Prepaid expenses and other assets	59	45
Lease intangibles, net	2,382	2,615
Total assets	$ 28,019	$ 30,105
Liabilities and partners' capital		
Liabilities		
Accounts payable	$ -	$ 23
Payables to related parties	87	94
Acquired below-market leases, net	70	125
Distributions payable	211	218
Accrued liabilities	846	1,042
Total liabilities	1,214	1,502
Commitments and contingencies		
Partners' capital		
Limited partners, 44,000,000 units authorized; 4,275,187 units issued and outstanding at September 30, 2009 and December 31, 2008	26,804	28,602
General partners	1	1
Total partners' capital	26,805	28,603
Total liabilities and partners' capital	$ 28,019	$ 30,105

Consolidated Statements of Cash Flows

(in thousands)	*9 mos. ended Sep. 30, 2009*	*9 mos. ended Sep. 30, 2008*
Cash flows from operating activities		
Net income	$ 120	$ 162
Adjustments to reconcile net income to net cash flows provided by operating activities:		
Depreciation and amortization	1,068	1,085
Change in accounts receivable	(107)	(23)
Change in prepaid expenses and other assets	(14)	(8)
Change in lease intangibles	(338)	(1)
Change in accounts payable	(23)	5
Changes in payables to related parties	(7)	57
Changes in accrued liabilities	(196)	(346)
Cash provided by operating activities	503	931
Cash flows used in investing activities		
Purchases of property and equipment	(162)	-
Cash flows used in financing activities		
Distributions	(1,925)	(1,944)
Redemption of limited partnership units	-	(342)
Cash used in financing activities	(1,925)	(2,286)
Net change in cash and cash equivalents	(1,584)	(1,355)
Cash and cash equivalents at beginning of period	6,247	7,614
Cash and cash equivalents at end of period	$ 4,663	$ 6,259
Supplemental disclosure		
Taxes paid	$ 10	$ 14


601

Hopkins Building, *Minneapolis (Hopkins), MN*

Consolidated Statements of Operations

(in thousands, except per share amounts)	*3 mos. ended Sep. 30, 2009*	*3 mos. ended Sep. 30, 2008*	*9 mos. ended Sep. 30, 2009*	*9 mos. ended Sep. 30, 2008*
Rental revenue	$ 958	$ 1,059	$ 2,963	$ 2,970
Expenses				
Property operating expenses	238	234	642	650
Real estate taxes	121	177	489	563
Property and asset management fees	64	73	210	212
General and administrative	154	114	460	402
Depreciation and amortization	358	357	1,075	1,102
Total expenses	935	955	2,876	2,929
Interest income	11	36	39	132
Income before income taxes	34	140	126	173
Provision for income taxes	3	4	6	11
Net income	$ 31	$ 136	$ 120	$ 162
Net income allocated to limited partners	31	136	120	162
Weighted average number of limited partnership units outstanding	4,275	4,275	4,275	4,294
Basic and diluted net income per limited partnership unit	$ 0.01	$ 0.03	$ 0.03	$ 0.04

Net Operating Income (NOI)[1]

Rental revenue	$ 958	$ 1,059	$ 2,963	$ 2,970
Operating expenses				
Property operating expenses	238	234	642	650
Real estate taxes	121	177	489	563
Property and asset management fees	64	73	210	212
Less: Asset management fees	(34)	(37)	(103)	(103)
Total operating expenses	389	447	1,238	1,322
Net operating income[1]	$ 569	$ 612	$ 1,725	$ 1,648

Reconciliation of NOI to Net Income

Net operating income[1]	$ 569	$ 612	$ 1,725	$ 1,648
Less: General and administrative	(154)	(114)	(460)	(402)
Depreciation and amortization	(358)	(357)	(1,075)	(1,102)
Asset management fees	(34)	(37)	(103)	(103)
Provision for income taxes	(3)	(4)	(6)	(11)
Add: Interest income	11	36	39	132
Net income	$ 31	$ 136	$ 120	$ 162

[1] Net operating income (NOI), a non-GAAP financial measure, is defined as rental revenue less property operating expenses, real estate taxes, and property management fees. Management believes that NOI provides an accurate measure of the Partnership's operating performance because NOI reflects the operating performance of its properties and excludes certain items that are not associated with management of the properties. NOI should not be considered as an alternative to net income (loss) or an indication of our liquidity. NOI is not indicative of funds available to fund our cash needs or our ability to make distributions and should be reviewed in connection with other GAAP measurements. To facilitate understanding of this financial measure, a reconciliation of NOI to GAAP net income has been provided.

This quarterly report summary contains forward-looking statements, including discussion and analysis of the financial condition of Behringer Harvard Mid-Term Value Enhancement Fund I LP (which may be referred to as the "Fund," the "Partnership," "we," "us," or "our") and our subsidiaries, our anticipated improvements to, and disposition of, properties, amounts of anticipated cash distributions to our investors in the future, and other matters. These forward-looking statements are not historical facts but are the intent, belief, or current expectations of management based on their knowledge of the business and industry. Words such as "may," "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "would," "could," "should," and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control, are difficult to predict, and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

These forward-looking statements are subject to various risks and uncertainties, including those discussed under "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2008, and our Quarterly Report on Form 10-Q for the period ended September 30, 2009, that could cause our actual results to differ materially from those projected in any forward-looking statement we make. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future event or otherwise.

The accompanying unaudited, consolidated financial statements do not include all of the information and note disclosures required by accounting principles generally accepted in the United States of America (GAAP). The financial statements include all adjustments (of a normal recurring nature) necessary to present fairly our consolidated financial position as of September 30, 2009, and December 31, 2008, and our unaudited, consolidated results of operations and cash flows for the three and nine month periods ended September 30, 2009, and September 30, 2008. A copy of the Partnership's Form 10-Q, filed with the Securities and Exchange Commission, is available without charge at www.sec.gov, or behringerharvard.com, or by written request to the Partnership at its corporate headquarters.

BEHRINGERHARVARD

MID-TERM VALUE ENHANCEMENT FUND I LP

15601 Dallas Parkway, Suite 600
Addison, TX 75001

Date Published 12/09 • IN • 404061

Third Quarter Report

Behringer Harvard Mid-Term Value Enhancement Fund I LP


7400 SOUTH TUCSON WAY

Tucson Way, Denver (Centennial), CO

behringerharvard.com

Q3 2009

BEHRINGERHARVARD
MID-TERM VALUE ENHANCEMENT FUND I LP